Exhibit 1.1

[●] Shares

Cardinal Infrastructure Group Inc.

Class A Common Stock

UNDERWRITING AGREEMENT

[●], 2025

STIFEL, NICOLAUS & COMPANY, INCORPORATED

WILLIAM BLAIR & COMPANY, L.L.C.

As representatives of the several Underwriters

named in Schedule I hereto

c/o Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor
New York, New York 10019

c/o William Blair & Company, L.L.C.

150 North Riverside Plaza

Chicago, Illinois 60606

Ladies and Gentlemen:

Cardinal Infrastructure Group Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) an aggregate of [●] shares (the “Firm Shares”) of the Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”). The Company also proposes to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional [●] shares of Class A Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.”

In connection with the offering contemplated by this Agreement, the “Transactions” (as such term is defined in the Registration Statement, the Pricing Prospectus and the Prospectus (each as defined below) under the caption “Our Organizational Structure”) were or will be effected, pursuant to which, among other things, the Company will become the sole managing member of Cardinal Civil Contracting Holdings LLC, a Delaware limited liability company (“Cardinal OpCo”), and the Company’s sole asset will consist of equity interests (such equity interests, “LLC Units”) in Cardinal OpCo, and will operate and control all of the business and affairs of Cardinal OpCo and, through Cardinal OpCo and its subsidiaries, conduct its business. The Company and Cardinal OpCo are each referred to herein as a “Company Party” and, collectively, as the “Company Parties.”

Stifel, Nicolaus & Company, Incorporated (“Stifel”) has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s officers, directors, employees and other parties related to the Company (collectively, “Participants”), as set forth in each of the Pricing Prospectus and the Preliminary Prospectus (as defined herein) under the heading “Underwriting” (the “Directed Share Program”). The Shares to be sold by Stifel and its affiliates pursuant to the Directed Share Program, at the direction of the Company, are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Preliminary Prospectus.

Each Company Party confirms as follows its agreements with the Representatives and the several other Underwriters.

1. (a) Each Company Party, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any:

(i) A registration statement on Form S-1 (File No. 333-290850) in respect of the Shares and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendments thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such forms; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, and to the knowledge of the Company Parties no proceeding for that purpose has been initiated or threatened by the Commission and any request on the part of the Commission for additional information from the Company Parties has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a) (iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act or Rule 163B under the Securities Act.

(ii) (1) at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company Parties in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(b) hereof. No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.

Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(iii) For the purposes of this Agreement, the “Applicable Time” is [●] p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed and information included in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication (as defined below) listed on Schedule II hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package, an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication in reliance upon and in conformity with information furnished in writing to the Company Parties by an Underwriter through the Representatives expressly for use therein.

(iv) The Company has filed or will file prior to the commencement of trading a registration statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to register the Class A Common Stock, and such registration statement has been declared effective; at the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act.

(v) Each Company Party and each of their subsidiaries, to the extent applicable (each, a “Subsidiary”), has been duly organized and is validly existing and, to the extent such concept is applicable, in good standing under the laws of their respective jurisdictions, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under (i) this Agreement; (ii) the tax receivable agreement among the Company, Cardinal OpCo and each member of Cardinal OpCo a party thereto (the “Tax Receivable Agreement”); (iii) the amended and restated operating agreement of Cardinal OpCo (the “Cardinal OpCo Agreement”); and (iv) the registration rights agreement among the Company and certain stockholders party thereto (the “Registration Rights Agreement” and, together with this Agreement, the Tax Receivable Agreement and the Cardinal OpCo Agreement, the “Transaction Documents”); and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company Parties and their Subsidiaries (as defined herein), considered as one enterprise, or on the performance by the Company Parties of their respective obligations under the Transaction Documents (a “Material Adverse Effect”).

(vi) [Reserved].

(vii) Each Company Party has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and all of the issued and outstanding shares of capital stock or other equity interests of the Company Parties have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, upon consummation of the Transactions, there will be no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of its Subsidiaries (including, without limitation, Cardinal OpCo), or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or equity interest of the Company or any such Subsidiary (including, without limitation, Cardinal OpCo), any such convertible or exchangeable securities or any such rights, warrants or options; upon consummation of the Transactions, the capital stock of the Company and the equity interests of Cardinal OpCo will conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable, except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and in the case of equity interests in any such Subsidiary that is not a corporation, the Company or other holder of such equity interests has no obligation to make payments or contributions to such Subsidiary or its creditors solely by reason of its ownership of such equity interests) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(viii) The Shares have been duly and validly authorized by the Company and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; the issuance of the Shares is not subject to any preemptive or similar rights. The shares of Class B common stock, par value $0.0001, of the Company (“Class B Common Stock” and, together with Class A Common Stock, “Common Stock”) to be issued by the Company in the Transactions have been duly and validly authorized by the Company and, when issued and delivered to the members of Cardinal OpCo pursuant to the LLC Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; and the issuance of the shares of Class B Common Stock in the Transactions is not subject to any preemptive or similar rights. The LLC Units to be issued by Cardinal OpCo in the Transactions have been duly and validly authorized by Cardinal OpCo and, when issued and delivered to the members of Cardinal OpCo pursuant to the LLC Agreement, will be duly and validly issued and fully paid and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act) and will conform to the descriptions thereof contained in the Prospectus; and the issuance of the LLC Units in the Transactions is not subject to any preemptive or similar rights.

(ix) This Agreement has been duly authorized, executed and delivered by each Company Party; each Transaction Document to be entered into on or prior to the Closing Date, has been duly authorized, and, as of the Closing Date, will have been duly executed and delivered by each Company Party, to the extent a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each such Company Party enforceable against such Company Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(x) The issue and sale of the Shares, the execution of this Agreement by each Company Party, the compliance by each Company Party with all of the provisions of this Agreement, the execution, delivery and performance by each Company Party, to the extent a party thereto, of each of the Transaction Documents and the consummation of the transactions (including, without limitation, the Transactions) contemplated by the Transaction Documents or this Agreement will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Company Party or any of their Subsidiaries is a party or by which any Company Party or any of their Subsidiaries is bound or to which any of the property or assets of any Company Party or any of their Subsidiaries is subject, (2) result in any violation of the provisions of the certificate or articles of incorporation or bylaws (or other organization documents) of any Company Party or any of their Subsidiaries or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Company Party or any of their Subsidiaries or any of their properties, except, in the case of clauses (1) and (3), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares, the execution, delivery and performance by each Company Party, to the extent a party thereto, of each of the Transaction Documents or the consummation of the transactions (including, without limitation, the Transactions) contemplated by the Transactions Documents or this Agreement, except the registration under the Securities Act of the Shares the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, the approval for listing on the NASDAQ Global Market and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

(xi) Grant Thornton LLP, who have certified certain financial statements of each Company Party and its Subsidiaries is an independent registered public accounting firm with respect to each Company Party and its Subsidiaries as required by the Securities Act and the Rules and Regulations. The financial statements of each Company Party and its Subsidairies, together with the related schedules and notes, included in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of each Company Party and its Subsidiaries on the basis stated in the Registration Statement, the Pricing Prospectus and the Prospectus at the respective dates or for the respective periods to which they apply; and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein.

The summary financial data included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The unaudited pro forma financial statements and the related notes thereto included in the Registration Statement and the Pricing Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(xii) None of the Company Parties or any of their Subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (1) there has not been any material change in the capital stock (or other equity interests) (other than (a) the Organizational Transactions and (b) the issuance of shares of Common Stock (as defined below) upon exercise of stock options and warrants described as outstanding in, and the exchange, if any, of equity interest of the LLC in, and the grant of options and awards under, existing equity incentive plans in each case, described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus) or long-term debt (other than borrowings described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus) of the Company Parties or any of their Subsidiaries, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company Parties and their Subsidiaries, considered as one enterprise, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by any Company Party or any of their Subsidiaries, whether or not in the ordinary course of business, which are material to the Company Parties and their Subsidiaries, considered as one enterprise or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company or Cardinal OpCo on any class of their capital stock (or other equity interests), in the case of (1), (2), (3) and (4), otherwise than as set forth or contemplated in the Pricing Prospectus.

(xiii) None of the Company Parties or any of their Subsidiaries is (1) in violation of its certificate or articles of incorporation or bylaws (or other organization documents) or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any Company Party or any of their Subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over any Company Party or any of their Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which any Company Party or any of their Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(xiv) Each Company Party and its Subsidiaries has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company Parties or any of their Subsidiaries; and any real property and buildings held under lease by the Company Parties or any of their Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company Parties or any of their Subsidiaries.

(xv) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which any Company Party or any of their Subsidiaries is a party or of which any property of any Company Party or any of their Subsidiaries is the subject which, if determined adversely to any Company Party or any of their Subsidiaries, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; and, to the Company Party’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(xvi) Each Company Party and its Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them except where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each Company Party and its Subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and neither Company Party nor any of their Subsidiaries have received any notice of proceedings relating to the revocation or material modification of any such Permits.

(xvii) Each Company Party and its Subsidiaries own or possess, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) material to carrying on their businesses as described in the Pricing Prospectus except where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither Company Party nor any of their Subsidiaries have received any written correspondence relating to any Intellectual Property or written notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of each Company Party and its Subsidiaries and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect.

(xviii) No material labor dispute with the employees of any Company Party or any of their Subsidiaries exists, or, to the knowledge of the Company Parties, is imminent. The Company Parties are not aware of any existing or imminent labor disturbance by the employees of any of their or any of their Subsidiaries’ principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xix) Each Company Party and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are generally maintained by similar situated companies; neither Company Party nor any of their Subsidiaries have been refused any insurance coverage sought or applied for; and the Company Parties have no reason to believe that either they or any of their Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a reasonable cost.

(xx) Each Company Party and its Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of each Company Party and its Subsidiaries. The Company Parties and their Subsidiaries, in each case, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxi) Since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus and except as disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus, (a) neither Company Party has been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of such Company Party and its Subsidiaries, in each case, to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of such Company Party and its Subsidiaries, and (b) since that date, there has been no adverse change in any of the Company Party’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, such Company Party’s internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law).

(xxii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective.

(xxiii) All United States federal income tax returns of each Company Party and its Subsidiaries required by law to be filed have been filed through the date of this Agreement except to the extent extensions have been requested with respect to such tax returns, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided except, in each case, where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Company Party and its Subsidiaries have filed all other tax returns that are required to have been filed through the date of this Agreement by them pursuant to applicable foreign, state, local or other law or have requested extensions thereof, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Company Party or any of its Subsidiaries except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided except where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No tax deficiency has been determined adversely to any Company Party or any of its Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no Company Party or any of its Subsidiaries has any notice or knowledge of any tax deficiencies which could reasonably be expected to be determined adversely to such Company Party or its Subsidiaries and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(xxiv) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

(xxv) Neither Company Party nor any of their Subsidiaries are in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and the Company Parties are not aware of any pending investigation which might lead to such a claim.

(xxvi) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by any Company Party or any of their Subsidiaries for employees or former employees of the Company Parties and their affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption.

(xxvii) Neither Company Party nor any of their Subsidiaries, or any director, or officer, or, to the knowledge of the Company Parties, agent, employee or other person associated with or acting on behalf of any Company Party or any of their Subsidiaries, have (i) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) made any direct or indirect unlawful payment to any Government Official or employee from corporate funds, (iv) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption laws, or (v) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or promise to pay.

(xxviii) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans.

(xxix) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(xxx) Each Company Party is not and, after giving effect to the offering and sale of the Shares and the Transactions as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxi) The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and each Company Party has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The Company (a) has not alone engaged in any Testing-the-Waters Communication and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(xxxii) The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which each Company Party believes to be reliable and accurate or represent the Company Party’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required.

(xxxiii) Neither Company Party nor any of their Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package or the Pricing Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by any Company Party or any of their Subsidiaries or, to each of the Company Party’s knowledge, any other party to any such contract or agreement, except as would not reasonably be expected to have a Material Adverse Effect.

(xxxiv) The operations of each Company Party and its Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), and the applicable anti-money laundering statutes of jurisdictions where each Company Party and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any Company Party or any of their Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company Parties, threatened.

(xxxv) (1) Each Company Party and its Subsidiaries have complied, and are presently in compliance, with their privacy and security policies and with all privacy- and data security-related contractual obligations, laws and regulations regarding their collection, use transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties; (2) each Company Party and its Subsidiaries have taken commercially reasonable steps consistent with industry standards and best practices to protect the information technology systems and data within the control of the Company Parties or any of their Subsidiaries; (3) each Company Party and its Subsidiaries have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery measures for their business consistent with industry standards and best practices, including, without limitation, for the information technology systems and data within the control of the Company Parties or any of their Subsidiaries; and (4) to the Company Party’s knowledge, there has been no security breach or attack or other compromise of or relating to any such information technology system or data, except in case of (1) through (4) above, as would not reasonably be expected to have a Material Adverse Effect.

(xxxvi) Neither Company Party nor any of their Subsidiaries nor any director, officer, or, to the knowledge of the Company Parties, agent, employee or affiliate of the Company Parties or any of their Subsidiaries (i) are, or are controlled or 50% or more owned in the aggregate by or are acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, any member state of the European Union, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority in a jurisdiction in which the Company Parties or their subsidiaries operate (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) are located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea and Syria, collectively, “Sanctioned Countries” and each such country, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or would result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(xxxvii) Neither Company Party nor any of their Subsidiaries have in the last five years engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with, for the benefit of, or in a Sanctioned Country in violation of Sanctions nor does the Company Parties or any of their Subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person or with, for the benefit of, or in a Sanctioned Country. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company Parties, or any of their Subsidiaries, with respect to Sanctions is pending or, to the best knowledge of the Company Parties, threatened.

(xxxix) Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxxx) The Registration Statement, the Prospectus, the Pricing Prospectus and any Preliminary Prospectus comply, and any amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Pricing Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

(xxxxi) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(xxxxii) The Company has not offered, or caused Stifel or each person, if any, who controls Stifel within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Stifel within the meaning of Rule 405 of the Securities Act to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[●] (the “Purchase Price”), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Option Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Option Shares as to which such election shall have been exercised by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [●] Option Shares, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. The Company will deliver the Firm Shares to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the office of Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60601, at 10:00 A.M., New York time, on [●], 2025, or at such other time not later than seven full business days thereafter as Stifel, Nicolaus & Company, Incorporated (“Stifel”) and the Company determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representatives as provided above. The Company will deliver the Option Shares being purchased on each Option Closing Date to the Representatives through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the above office of Latham & Watkins LLP, at 10:00 A.M., New York time on the applicable Option Closing Date.

5. Each Company Party, jointly and severally, covenants and agrees with each of the Underwriters as follows:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the Securities Act and (B) completion of the 180-day restricted period referred to in Section 5(j) hereof. The Company will effect the filings necessary pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) The Company will use its reasonable efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, to file a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation.

(d) To the extent separately requested by the Representatives, the Company has furnished or will deliver to the Representatives, without charge, up to four signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:00 P.M. on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Company will provide the Representatives with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i) The Company will use its best efforts to effect the listing, subject to the notice of issuance, of the Class A Common Stock (including the Shares) on the NASDAQ Global Market.

(j) During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Class A Common Stock or any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Class A Common Stock, including LLC Units convertible into or exercisable or exchangeable for, or that represent the right to receive, Class A Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Class A Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) Common Stock to be issued in connection with the Transactions; (3) grants of equity awards, including, but not limited to, stock options, restricted stock units or performance share units and the issuance by the Company of shares of Class A Common Stock or securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Class A Common Stock (whether upon the exercise, vesting or settlement of equity awards or otherwise) to the Company’s employees, officers, directors, advisors or consultants, pursuant to the Company’s benefit plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended, (4) the issuance or acquisition by the Company of shares of Common Stock in connection with the exercise of an option or warrant, vesting and/or settlement of a restricted stock or restricted stock unit award, or the conversion of a security as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (5) facilitating the establishment of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; provided that (a) such plans do not provide for the transfer of Shares during the Company Lock-Up Period and (b) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan (other than the required disclosure on Form 10-Q or Form 10-K, as applicable, of the entrance into any trading plan during the relevant fiscal quarter, provided that such disclosure includes a statement to the effect that no transfers may be made pursuant to such trading plan during the Restricted Period); (6) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction; or (7) the issuance of or entry into an agreement to issue up to 10% of the fully diluted shares of Class A Common Stock of the Company immediately following completion of the Transactions or any securities substantially similar to Class A Common Stock or convertible into, exercisable or exchangeable for or that represent the right to receive Class A Common Stock in connection with one or more mergers, acquisitions of securities, businesses, property or other assets, products or technologies, joint ventures, commercial relationships or other strategic corporate transaction or alliances.

Notwithstanding the foregoing, if (A) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

(k) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a “lock-up” agreement described in Section 8(o) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver if required by an applicable FINRA rule.

(l) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(m) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

(n) During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, that the Company may satisfy the requirements of this Section 5(n) by filing such information through EDGAR.

(o) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(p) If so requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(q) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. The Company Parties, jointly and severally, covenant and agree with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company Parties, jointly and severally, will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof), the Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Class A Common Stock (including the Shares) on the NASDAQ Global Market; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the Shares (provided that the amount payable by the Company with respect to fees and disbursement of counsel for the Underwriters pursuant to subsections (iv) and (vi) shall not exceed $40,000 in the aggregate); (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares including, without limitation, any costs and expenses relating to the preparation of any investor presentations or roadshow presentations (including electronic roadshows and any roadshow slides, graphics or videos); (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (xi) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and any stock or other transfer taxes and any stamp or other duties, if any, incurred by the Underwriters in connection with the Directed Share Program. Except as provided in this Section 7, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock or other transfer taxes and any stamp or other duties on resale of any of the Shares by them, any advertising expenses connected with any offers they may make and their own lodging, travel and meal expenses (including meal expenses for potential investors) in connection with any roadshow, and the Underwriters will be responsible for 50% of the cost of any chartered plane or other transportation chartered in connection with any roadshow presentation to investors undertaken in connection with the offering of the Shares hereunder.

8. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company Parties of their obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The respective representations and warranties of each Company Party contained herein are true and correct on and as of the Closing Date or the Option Closing Date (except to the extent such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date), as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each Company Party shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c) Prior to or substantially concurrent with the Closing Date, the Transactions shall have been consummated in a manner substantially consistent with the description thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and the Representatives shall have received evidence to such effect in form and substance satisfactory to the Representatives and their counsel.

(d) (i) None of the Company Parties and their Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there shall not have been any material change in the capital stock (or other equity interests) (other than (a) the Organizational Transactions and (b) the issuance of shares of Common Stock (as defined below) upon exercise of stock options and warrants described as outstanding in, and the exchange, if any, of equity interest of the LLC in, and the grant of options and awards under, existing equity incentive plans in each case, described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus) or long-term debt (other than borrowings described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus) of any Company Party or any of their Subsidiaries other than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus or (2) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company Parties and their Subsidiaries, considered as one enterprise, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(e) The Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of an executive officer of each Company Party who has specific knowledge about the respective Company Party’s financial matters, satisfactory to the Representatives, to the effect (1) set forth in Sections 8(b) (with respect to the respective representations, warranties, agreements and conditions of the Company Parties) and 8(c), (2) that none of the situations set forth in clause (i) or (ii) of Section 8(d) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company Parties, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

(f) On the Closing Date or Option Closing Date, as the case may be, Willkie Farr & Gallagher LLP, counsel for the Company Parties, shall have furnished to the Representatives their favorable written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to such further effect as counsel for the Underwriters may reasonably request.

(g) On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, Grant Thornton LLP shall have furnished to the Representatives two letters, each dated the date of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial information of (i) the Company and (ii) Cardinal OpCo contained in the Registration Statement and the Prospectus.

(h) On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from Grant Thornton LLP two letters, each dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letters furnished pursuant to Section 8(g), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(i) On the Closing Date or Option Closing Date, as the case may be, Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to the Representatives their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(j) The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

(k) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(l) The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit A hereto, from all the shareholders, officers and directors of the Company Parties and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(m) On the effective date of the Registration Statement and on the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its Chief Financial Officer with respect to certain unaudited financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(n) On or prior to the Closing Date or Option Closing Date, as the case may be, the Company Parties shall have furnished to the Representatives such further information, certificates and documents as the Representatives shall reasonably request.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by the Representatives by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 12.

9. (a) The Company Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company Parties will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Stifel expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 9(b) below.

(b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless each Company Party, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the sixth paragraph under the caption “Underwriting” and the information contained in paragraphs sixteen through twenty-one under the caption “Underwriting”.

(c) Promptly after receipt by an indemnified party under Sections 9(a) or 9(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced through the forfeiture of substantive rights or defenses). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and the indemnifying party shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action reasonably incurred, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for reasonably incurred fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 9(a), shall be selected by Stifel. Notwithstanding the foregoing, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonably incurred fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party, in form and substance reasonably satisfactory to such indemnified person, from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Sections 9(a) or 9(b) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company Parties on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company Parties on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company Parties on the one hand and the Underwriters on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company Parties on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the parties to this Agreements contained in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

10. (a) The Company Parties, jointly and severally, agree to indemnify and hold harmless Stifel, each person, if any, who controls Stifel within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Stifel within the meaning of Rule 405 of the Securities Act (each, a “Stifel Entity” and together, the “Stifel Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company Parties for distribution to Participants in connection with the Directed Share Program or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that arise out of, or are based upon, the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Stifel Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any Stifel Entity in respect of which indemnity may be sought pursuant to Section 10(a), the Stifel Entity seeking indemnity, shall promptly notify the Company Parties in writing and the Company Parties, upon request of the Stifel Entity, shall retain counsel reasonably satisfactory to the Stifel Entity to represent the Stifel Entity and any others the Company may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Stifel Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Stifel Entity unless (i) the Company Parties shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company Parties and the Stifel Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company Parties shall not, in respect of the legal expenses of the Stifel Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Stifel Entities. Any such separate firm for the Stifel Entities shall be designated in writing by Stifel. The Company Parties shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company Parties, jointly and severally, agree to indemnify the Stifel Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Stifel Entity shall have requested the Company Parties to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company Parties, jointly and severally, agree that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company Parties of the aforesaid request and (ii) the Company Parties shall not have reimbursed the Stifel Entity in accordance with such request prior to the date of such settlement. The Company Parties shall not, without the prior written consent of Stifel, effect any settlement of any pending or threatened proceeding in respect of which any Stifel Entity is or could have been a party and indemnity could have been sought hereunder by such Stifel Entity, unless such settlement (i) includes an unconditional release of the Stifel Entities from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(c) To the extent the indemnification provided for in Section 10(a) is unavailable to a Stifel Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company Parties in lieu of indemnifying the Stifel Entity thereunder, shall contribute to the amount paid or payable by the Stifel Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company Parties on the one hand and the Stifel Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 10(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(c)(i) above but also the relative fault of the Company Parties on the one hand and of the Stifel Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company Parties on the one hand and the Stifel Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Stifel Entities for the Directed Shares, bear to the aggregate Purchase Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company Parties on the one hand and the Stifel Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company Parties or by the Stifel Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company Parties and the Stifel Entities agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Stifel Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(c). The amount paid or payable by the Stifel Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Stifel Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Stifel Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Stifel Entity has otherwise been required to pay. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Stifel Entity or the Company Parties, their officers or directors or any person controlling either of the Company Parties and (iii) acceptance of and payment for any of the Directed Shares.

11. If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 13. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE American or the New York Stock Exchange or on the NASDAQ Global Select Market or the NASDAQ Global Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 12, such termination will be without liability of any party to any other party except as provided in Section 13 hereof.

13. The respective indemnities, agreements, representations, warranties and other statements of the Company Parties or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company Parties or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Sections 8, 11 or 12 or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company Parties shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7, the respective obligations of the Company Parties and the Underwriters pursuant to Section 9 and the provisions of Sections 13, 14 and 17 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5 and Section 6 shall also remain in effect. If this Agreement shall be terminated by the Underwriters, or any of them, under Section 8 or otherwise because of any failure or refusal on the part of the Company Parties to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company Parties shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company Parties agree, jointly and severally, to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket accountable expenses (including the fees and expenses of its counsel) actually incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

14. This Agreement shall inure to the benefit of and be binding upon the Company Parties and the Underwriters, the officers and directors of the Company Parties referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o Stifel, Nicolaus & Company, Incorporated, 787 Seventh Avenue, 11th Floor, New York, New York 10019; and c/o William Blair & Company, L.L.C. 150 North Riverside Plaza Chicago, Illinois 60606, Attention: Equity Capital Markets (facsimile: (312) 551-4646). Notices to the Company Parties shall be given to it at 100 E. Six Forks Road, #300 Raleigh, North Carolina 27609; Attention Chief Executive Officer.

16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form in compliance with the U.S. federal ESIGN Act of 2000 or any comparable state statutes, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

19. Each Company Party acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company Parties on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of any Company Party or its respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of any Company Party with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising any Company Party on other matters) or any other obligation to any Company Party except the obligations expressly set forth in this Agreement, and (iv) the Company Parties have consulted their own legal and financial advisors to the extent it deemed appropriate. Each Company Party agrees that it will not claim that the Underwriters, or any of them, have rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Company Party, in connection with such transaction or the process leading thereto.

20. Each Company Party acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. Each Company Party hereby waives and releases, to the fullest extent permitted by law, any claims that any Company Party may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company Parties by such Underwriters’ investment banking divisions. Each Company Party acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

21. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company Parties and the Underwriters, or any of them, with respect to the subject matter hereof.

23. Each Company Party and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

24. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 24:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. Section 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Section 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Section 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R Section 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R Sections 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CARDINAL INFRASTRUCTURE GROUP INC.

By:
Name:
Title:

CARDINAL CIVIL CONTRACTING HOLDINGS LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C.

By:	Stifel, Nicolaus & Company, Incorporated

By:
Title:

By:	William Blair & Company, L.L.C.

By:
Title:

For themselves and as Representatives of the
other Underwriters named in Schedule I hereto

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased
Stifel, Nicolaus & Company, Incorporated	[●	]
William Blair & Company, L.L.C.	[●	]
Total:	[●	]

SCHEDULE II

(a) Issuer Free Writing Prospectuses:

[None]

(b) Written Testing-the-Waters Communications:

[●]

(c) Pricing Information:

Number of Shares to be issued by the Company: [●]

Public offering price per share of Class A Common Stock: $[●]

EXHIBIT A

form of lock-up agreement

CARDINAL INFRASTRUCTURE GROUP INC.

100 East Six Forks Road, #300

Raleigh, North Carolina 27609

STIFEL, NICOLAUS & COMPANY, INCORPORATED

WILLIAM BLAIR & COMPANY, L.L.C.

c/o Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor
New York, New York 10019

c/o William Blair & Company, L.L.C.

150 North Riverside Plaza

Chicago, Illinois 60606

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Cardinal Infrastructure Group Inc., a Delaware corporation (the “Company”), Cardinal Civil Contracting, LLC, a limited liability company organized under the laws of Delaware (“Cardinal”), and each of Stifel, Nicolaus & Company, Incorporated and William Blair & Company, L.L.C., as representatives (collectively, the “Representatives”) of the several underwriters named therein (the “Underwriters”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

As an inducement to the Representatives to execute the Underwriting Agreement in connection with the proposed public offering (the “Public Offering”) of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), pursuant to a Registration Statement on Form S-1 (as may be amended from time to time, the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”), the undersigned hereby agrees that from the date of this agreement (this “Agreement”) and until 180 days after the date of the final prospectus used to sell the Class A Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 180-day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not and will not cause or direct any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, or any trustee of any trust that holds Class A Common Stock, Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock,” and together with Class A Common Stock, “Common Stock”) or other securities of the Company for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Class A Common Stock, any shares of Class B Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, the “Lock-Up Securities”), enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such aforementioned transaction is to be settled by delivery of the Lock-Up Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives, which consent may be withheld in the Representatives’ sole discretion. For the avoidance of doubt, for purposes of this Letter Agreement, the undersigned shall not be deemed to “control” any partnership, corporation or other entity solely resulting from the undersigned’s status as an officer or director of such partnership, corporation or other entity.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” shares of Class A Common Stock that the undersigned may purchase in the Public Offering; (ii) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representatives will notify the Company of the impending release or waiver, and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, and subject to the conditions in this paragraph, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representatives, provided that: (1) in the case of clauses (i) through (vii) below, any such transfer shall not involve a disposition for value and the Representatives shall receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be; (2) in the case of clauses (i), (ii) , (iii), (iv), (v), (vi) and (x) below, no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Restricted Period referred to above) and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer and; and (3) in the case of clauses (vii) and (viii) below, if the filing of a report is required in accordance with Section 16 of the Exchange Act, during the Lock-Up Period, the undersigned shall include a statement in such report to clearly indicate in the footnotes thereto that the filing relates to the circumstances described in such clauses:

(i)	as a bona fide gift or charitable contribution or for bona fide tax planning purposes;

(ii)	if the undersigned is a natural person, to the immediate family (as defined below) of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or, if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(iii)	to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held exclusively by the undersigned or the immediate family of the undersigned;

(iv)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iii) above;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to partners, members or shareholders of the undersigned;

(vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned upon the death of the undersigned;

(vii)	by operation of law or pursuant to a court order (including a domestic relations order, divorce decree or settlement or separation agreement);

(viii)	to the Company upon death or disability of the undersigned, or, if the undersigned is an employee of the Company, upon termination of employment;

(ix)	in connection with the Transactions (as defined in the Registration Statement), and for the avoidance of doubt, including pursuant to any conversion, reclassification, redemption or exchange of membership interests of Cardinal or any of its affiliates, limited liability company units of Cardinal (“LLC Units”), Common Stock or such other securities in connection with the Transactions, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(x)	to the Company in connection with the vesting, settlement, or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or rights, provided that any such shares of Common Stock received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement, and provided further that any such restricted stock units, options, warrants or rights are held by the undersigned pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan, each such agreement or plan which is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(xi)	pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Letter Agreement; and

(xii)	in connection with the sale of the undersigned’s LLC Units to the Company or any of its subsidiaries in connection with the purchase of LLC Units from the undersigned by the Company or any of its subsidiaries with the net proceeds of the Public Offering, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

As used herein, “immediate family” shall mean the spouse, domestic partner, lineal descendant, father, mother, brother, sister or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin.

In addition, notwithstanding the foregoing, and subject to the conditions and provisos in this paragraph, the undersigned may also (a) establish a 10b5-1 Plan, provided that (i) no direct or indirect offers, pledges, sales, contracts to sell, sales of any option or contract to purchase, purchases of any option or contract to sell, grants of any option, right or warrant to purchase, or other disposals or transfers of any shares of Common Stock may be effected pursuant to such 10b5-1 Plan during the Lock-Up Period and (ii) no public disclosure of the entry into or amendment of such 10b5-1 Plan shall be made by any person until after the expiration of the Lock-Up Period (other than the required disclosure on Form 10-Q or Form 10-K, as applicable, of the entrance into any trading plan during the relevant fiscal quarter, provided that such disclosure includes a statement to the effect that no transfers may be made pursuant to such trading plan during the Restricted Period) and (b) exercise outstanding options, settle restricted stock units or other equity awards or exercise warrants pursuant to plans or other equity compensation arrangements described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that any Lock-up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in its sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Lock-Up Securities and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

Any Common Stock acquired by the undersigned in the open market on or after the Public Offering Date (except Class A Common Stock acquired pursuant to a “friends and family” or directed share program) will not be subject to this Agreement.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Lock-Up Securities if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such shares securities owned or beneficially owned by the undersigned.

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules.

This Agreement shall be terminated and the undersigned shall be released from its obligations hereunder upon the earlier of (i) prior to the execution of the Underwriting Agreement, if the Company or the Representatives advise the other in writing that they have determined not to proceed with the Public Offering, (ii) the date on which the Company files an application with the Commission to withdraw the Registration Statement with respect to the Public Offering, (iii) the date on which the Underwriting Agreement is terminated prior to payment for and delivery of the Class A Common Stock to be sold thereunder (other than pursuant to the Underwriters’ over-allotment option) or (iv) January 31, 2026, if the Public Offering is not completed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional 90 days).

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Class A Common Stock, this Agreement or the subject matter thereof, and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering, enter into this Agreement, or sell any shares of Class A Common Stock at the price determined in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

This Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

Very truly yours,

Printed Name:
Date:

39